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                                                                    Exhibit 10
                                ARTHUR ANDERSEN LLP



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-73570 for Hartford Life Insurance Company Separate Account Two on Form N-4.

                                                /s/ Arthur Andersen LLP

Hartford, Connecticut
April 13, 1998